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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 Current Report

                     Pursuant To Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): December 17, 2004

                              ELOYALTY CORPORATION
               (Exact Name of Registrant as Specified in Charter)

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
            Delaware                                 0-27975                              36-4304577
  (State or other jurisdiction              (Commission File Number)           (I.R.S. Employer of Incorporation
of incorporation or organization)                                                     Identification No.)

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     150 FIELD DRIVE, SUITE 250, LAKE FOREST, ILLINOIS          60045
           (Address of Principal Executive Offices)           (Zip Code)


       Registrant's telephone number, including area code: (847) 482-5000


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 1.02. TERMINATION OF MATERIAL DEFINITIVE AGREEMENT.

         In connection with the previously announced resignation of Timothy Cunningham as Vice President, Chief Financial Officer and Corporate Secretary of eLoyalty Corporation, Mr. Cunningham's employment agreement with eLoyalty, dated as of November 15, 1999 (which was previously filed by eLoyalty as Exhibit 10.8 to its Annual Report on Form 10-K for the year ended December 27, 2003), will be terminated effective January 15, 2005.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

         eLoyalty Corporation has announced the acceleration of the previously announced resignation of Timothy Cunningham from the positions of Chief Financial Officer and Corporate Secretary. Effective December 17, 2004, Steven Pollema was elected to the position of Chief Financial Officer and Robert Wert was elected to the office of Corporate Secretary. Mr. Cunningham will remain in the employ of the company until the previously announced transition date of January 15, 2005. A copy of the company's press release making this announcement is filed herewith as Exhibit 99.1 and incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.


Exhibit No.       Description

99.1              Press release issued December 15, 2004.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             eLOYALTY CORPORATION


Date:    December 23, 2004                    By: /s/ Steven C. Pollema
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                                                  Steven C. Pollema
                                                  Vice President, Operations and
                                                  Chief Financial Officer